                                                                EXHIBIT 10.16

                DETROIT REAL ESTATE BOARD FORM - BUSINESS PROPERTY   Form 113-A
                LEASE

                NOTICE: MICHIGAN LAW ESTABLISHES RIGHTS AND OBLIGATIONS FOR PARTIES TO RENTAL AGREEMENTS. THIS AGREEMENT IS REQUIRED
                TO COMPLY WITH THE TRUTH IN RENTING ACT. IF YOU HAVE A QUESTION ABOUT THE INTERPRETATION OR THE LEGALITY OF A PROVISION OF THIS AGREEMENT, YOU MAY WANT TO SEEK ASSISTANCE FROM A LAWYER OR OTHER QUALIFIED PERSON.

                        (1)     THIS LEASE MADE THIS   first             day of
                September 1996 BY AND BETWEEN Richard J. Nash and Susanna Nash, his wife, whose address is 2500 Executive Hills
                Drive, Auburn Hills, Michigan 48326, and Joe Balous, Trustee of the Joe Balous Revocable Living Trust, whose address is 1110 Crystal Drive, Palm Beach Gardens, Florida 33418, THE LESSOR, HEREINAFTER DESIGNATED AS THE LANDLORD, AND LDM Industries Inc., a Michigan corporation, 2500 Executive Hills Drive
                Auburn Hills, Michigan 48326


                THE LESSEE, HEREINAFTER DESIGNATED AS THE TENANT.

DESCRIPTION             (2)     WITNESSETH:   THE LANDLORD, IN CONSIDERATION OF
                THE RENTS TO BE PAID AND THE COVENANTS AND AGREEMENTS TO BE PERFORMED BY THE TENANT, DOES HEREBY LEASE UNTO THE
                TENANT THE FOLLOWING DESCRIBED PREMISES SITUATED IN THE City of Troy, Oakland County, Michigan

                TO WIT: the 19,330 square foot building located at Lot 3, and the West 90 feet of Lot 4, Kirts Industrial Park
                Subdivision, as recorded in Liber 179, Pages 9, 10 and 11 of Plats, Oakland County Records (more commonly known as 1250 Maplelawn)


TERM                    (3)     For the term of  five (5) years
                from and after the first day of September, 1996, fully to be completed and ended, the Tenant yielding and paying during the continuance of this lease unto the Landlord


RENT for rent of said premises for said term, the sum of Nine Hundred Thousand and 00/100
                Dollars----------------------------- ($900,000)

                In lawful money of the United States payable on monthly installments in advance, upon the first day of each and every month as follows: --

                The first month's rent shall be due on September 1, 1996. Thereafter, each month's rent shall be due and payable in advance on the first day of each month. One-half of each month's rent ($7,500) shall be paid to Lessors Richard J. Nash and Susanna Nash at the address set forth above, and the remaining one-half of each month's rent ($7,500) shall be paid to Lessor Joe Balous, Trustee, at the address set forth above.




RENT                    (4)     The Tenant hereby hires the said premises for
                the said term as above mentioned and covenants well and truly to pay, or cause to be paid unto the Landlord at the dates and times above mentioned, the rent above reserved.

INSURANCE
*SEE
RIDER

                        (6) If the Tenant shall default in any payment or expenditure other than rent required to be paid or expended by the Tenant under the terms hereof, the Landlord may at his option make such payment or expenditure, in which event the amount thereof shall be payable as rental to the Landlord by the Tenant on the next ensuing rent day together with interest at 9% per annum from the date of such payment or expenditure by the Landlord and on default in such payment the Landlord shall have the same remedies as on default in payment of rent.


                        (7) All payments of rent or other sums to be made to the Landlord shall be made at such place as the Landlord shall designate in writing from time to time.


ASSIGNMENT              (8)     The Tenant covenants not to assign or transfer
                this lease or hypothecate or mortgage the same or sublet said premises or any part thereof without the written consent of the Landlord. Any assignment, transfer, hypothecation, mortgage or subletting without said written consent shall give the Landlord the right to terminate this lease and to re-enter and repossess the leased premises.

BANKRUPTCY              (9)    The Tenant agrees that if the estate created
AND             hereby shall be taken in execution, or by other process of law,
INSOLVENCY      or if the Tenant shall be declared bankrupt or insolvent,
                according to law, or any receiver be appointed for the business and property of the Tenant, or if any assignment shall be made of the Tenant's property for the benefit of creditors then and in such event this lease may be cancelled at the option of the Landlord.

RIGHT TO              (10)    The Landlord reserves the right to subject and
MORTGAGE subordinate this lease at all times to the lien of any mortgage or mortgages now or hereafter placed upon the Landlord's interest in the said premises and on the land and buildings of which the said premises are a part or upon any buildings hereafter placed upon the land of which the leased premises form a part. And the Tenant covenants and agrees to execute and deliver upon demand such further instrument or instruments subordinating this lease to the lien of any such mortgage or mortgages as shall be desired by the Landlord and any mortgagees or proposed mortgagees and hereby irrevocably appoints the Landlord the attorney-in-fact of the Tenant to execute and deliver any such instrument or instruments for and in the name of the Tenant.

USE AND             (11)  It is understood and agreed between the parties hereto
OCCUPANCY      that said premises during the continuance of this lease shall be used and occupied room for general office and engineering, with light industrial in back room and for no other purpose or purposes without the written consent of the Landlord, and that the Tenant will not use the premises for any purpose in violation of any law, municipal ordinance or regulation, and that on any breach of this agreement the Landlord may at his option terminate this lease forthwith and re-enter and repossess the leased premises.

FIRE                (12)  It is understood and agreed that if the premises
               hereby leased be damaged or destroyed in whole or in part by fire or other casualty during the term hereof, the Landlord will repair and restore the same to good tenantable condition with reasonable dispatch, and that the rent herein provided for shall abate entirely in case the entire premises are untenantable and pro rata for the portion rendered untenantable, in case a part only is untenantable, until the same shall be restored to a tenantable condition; provided, however, that if the Tenant shall fail to adjust his own insurance or to remove his damaged goods, wares, equipment or property within a reasonable time, and as a result thereof the repairing and restoration is delayed, there shall be no abatement of rental during the period of such resulting delay, and provided further that there shall be no abatement of rental if such fire or other cause damaging or destroying the leased premises shall result from the negligence or willful act of the Tenant, his agents or employees, and provided further that if the Tenant shall use any part of the leased premises for storage during the period of repair a reasonable charge shall be made therefor against the Tenant, and provided further that in case the leased premises, or the building of which they are a part, shall be destroyed to the extent of more than one-half of the value thereof, the Landlord may at his option terminate this lease forthwith by a written notice to the Tenant.

REPAIRS
*(13) SEE
RIDER
INSURANCE           Tenant agrees to keep the plate glass insured with a
               responsible Insurance Company in the name of the Landlord and to deliver the policy or policies to the Landlord and upon his failure to do so the Landlord may place such insurance and charge the same to the Tenant as so much additional rent as provided in Paragraph 6; but the failure on the part of the Landlord to place such insurance does not release the Tenant of the liability.


TENANT TO           (14)    The Tenant agrees to indemnify and hold harmless the
INDEMNIFY      Landlord from any liability for damages to any person or
               property in, on or about said leased premises from any cause whatsoever; and Tenant will procure and keep in effect during the term hereof public liability and property damage insurance for the benefit of the Landlord in the sum of Five Hundred Thousand
               Dollars ($500,000) ---------------- for damages resulting to one person and One Million Dollars ($1,000,000)-------------- for damages resulting from one casualty, and Two Hundred Fifty
               Thousand Dollars ($250,000)-------------- property damage insurance resulting from any one occurrence. Tenant shall deliver said policies to the Landlord and upon Tenant's failure so to do the Landlord may at his option obtain such insurance and the cost thereof shall be paid as additional rent due and payable upon the next ensuing rent day.


REPAIRS AND        (15)   Tenant further covenants and agrees that he will, at
ALTERATIONS    his own expense, during the continuation of this lease, keep the said premises and every part thereof in as good repair and at the expiration of the term yield and deliver up the same in like condition as when taken, reasonable use and wear thereof and damage by the elements excepted. The Tenant shall not make any alterations, additions or improvements to said premises without the Landlord's written consent, and all alterations, additions or improvements made by either of the parties hereto upon the premises, except movable office furniture and trade fixtures put in at the expense of the Tenant, shall be the property of the Landlord, and shall remain upon and be surrendered with the premises at the termination of this lease, without molestation or injury.

                    The Tenant covenants and agrees that if the demised premises consists of only a part of a structure owned or controlled by the Landlord, the Landlord may enter the demised premises at reasonable times and install or repair pipes, wires and other appliances or make any repairs deemed by the Landlord essential to the use and occupancy of other parts of the Landlord's building.

EMINENT             (16)  If the whole or any part of the premises hereby leased
DOMAIN shall be taken by any public authority under the power of eminent domain, then the term of this Lease shall cease on the part so taken from the day the possession of that part shall be required for any public purpose and from and after that day the annual rental received hereunder shall be reduced pro rata for the portion which shall be so taken. If, however, the portion of the property so taken shall materially interfere with the use by the Tenant of the remainder of the property, said Tenant shall have the right to cancel and declare same null and void by written notice to the Landlord within sixty (60) days after the possession shall be taken for such public purpose. All damages awarded for such taking shall belong to and be the property of the Landlord, whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the premises herein leased, provided, however, that the Landlord shall not be entitled to any portion of the award made to the Tenant for moving expenses or loss of business.



RESERVATION         (17)  The Landlord reserves the right of free access at all times to the roof of said leased premises and reserves the right to rent said roof for advertising purposes. The Tenant shall not erect any structures for storage or any aerial, or use the roof for any purpose without the consent in writing of the Landlord.

CARE OF             (18)  The Tenant shall not perform any acts or carry on any
PREMISES practices which may injure the building or be a nuisance or menace to other Tenants in the building and shall keep premises under his control (including adjoining drives, streets, alleys or yards) clean and free from rubbish, dirt, snow and ice at all times, and it is further agreed that in the event the Tenant shall not comply with these provisions, the Landlord may enter upon said premises and have rubbish, dirt and ashes removed and the side walks cleaned, in which event the Tenant agrees to pay all charges that the Landlord shall pay for hauling rubbish, ashes and dirt or cleaning walks. Said charges shall be paid to the Landlord by the Tenant as soon as bill is presented to him and the Landlord shall have the same remedy as is provided in Paragraph 6 of this lease in the event of Tenant's failure to pay.

                    (19) The Tenant shall at his own expense under penalty of forfeiture and damages promptly comply with all lawful laws, orders, regulations or ordinances of all municipal, County and State authorities affecting the premises hereby leased and the cleanliness, safety, occupation and use of same.


CONDITION          (20)  The Tenant further acknowledges that he has examined
OF PREMISES    the said leased premises prior to the making of this lease, and
AT TIME OF     knows the condition thereof, and that no representations as to
LEASE          the condition or state of repairs thereof have been made by the
               Landlord, or his agent, which are not herein expressed, and the Tenant hereby accepts the leased premises in their present condition at the date of the execution of this lease.

                    (21) The Landlord shall not be responsible or liable to the Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises ? any part of the premises adjacent to or connected with the premises hereby leased or any part of the building of ? the leased premises are a part or for any loss or damage resulting to the Tenant or his property from bursting, ? or leaking of water, gas, sewer or steam pipes.

     IN CONSIDERATION of the letting of the premises in the foregoing instrument
described, and for the sum of one dollar, to               paid              do
hereby become surety for the punctual payment of the rent and performance of the covenants in said instrument mentioned, to be paid and performed by the
second part         therein named; and if any default shall at any time be made
therein                  do hereby promise and agree to pay unto the part
of the first part named in said instrument, the said rent and arrears thereof that may be due, and fully satisfy the condition of said instrument, and all damages that may occur by reason of the non-fulfillment thereof, without requiring notice or proof of the demand being made. The Landlord shall not be held to strict construction adopted in cases of principal and surety. The surety shall not have the right to claim discharge, or plead by way of defense any extension of time given by the Landlord, failure of the Landlord to give notice of default, receipt by the Landlord of securities from the Tenant, failure of the Landlord to pursue the Tenant and his property with due diligence or to apply other remedies and other securities which may possibly be available to the Landlord and any direct release, unless it be in writing duly authorized and executed.

      WITNESS     hand    and seal     this                      day of


19                                                                      (L.S.)
                                          ------------------------------

STATE OF MICHIGAN

COUNTY OF              ss.

On this                  day of              , in the year of our Lord One

Thousand Nine Hundred and          before me, a

in and for said County, appeared                     to me personally known,

who, being by me sworn, did (1)                          say that (2)

the                                          of


the corporation named in and which executed the within instrument, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and said acknowledges said instrument to be the free act and deed of said corporation.

           ----------------------------------------------------------------
           Notary Public                 County, Michigan


My Commission Expires
    Note: If more than one officer acknowledges, insert at (1) "each for himself," and (2) "they are respectively."

                               SECURITY PROVISION
                 Paragraph 37 (REFER TO PARAGRAPH 36 OF LEASE)

    The Landlord herewith acknowledges the receipt of Fifteen Thousand
Dollars ($15,000-----------------), which he is to retain as security for the faithful performance of all of the covenants, conditions, and agreements of this lease, but in no event shall the Landlord be obliged to apply the same upon rents or other charges in arrears or upon damages for the Tenants' failure to perform the said covenants, conditions, and agreements; the Landlord may so apply the security at his option; and the Landlord's right to the possession of the premises for non-payment of rent or for any other reason shall not in any event be affected by reason of the fact that the Landlord holds this security. The said sum if not applied toward the payment of rent in arrears or toward the payment of damages suffered by the Landlord by reason of the Tenant's breach of the covenants, conditions, and agreements of this lease is to be returned to the Tenant when this lease is terminated, according to these terms, and in no event is the said security to be returned until the Tenant has vacated the premises and delivered possession to the Landlord.

     In the event that the Landlord repossesses himself of the said premises because of the Tenant's default or because of the Tenant's failure to carry out the covenants, conditions, and agreements of this lease, the Landlord may apply the said security upon all damages suffered to the date of said repossession and may retain the said security to apply upon such damages as may be suffered or shall accrue thereafter by reason of the Tenant's default or breach. The Landlord shall not be obliged to keep the said security as a separate fund, but may mix the said security with his own funds.

Joe Balous                              Richard J. Nash
----------------------------            --------------------------(L.S.)
Joe Balous, Trustee, Lessor             Richard J. Nash, Lessor

                                        Susanna Nash
                                        --------------------------
                                        Susanna Nash, Lessor


DETROIT REAL ESTATE BOARD



BUSINESS PROPERTY LEASE


Landlord
         -------------------------------------


Tenant
         -------------------------------------


Premises
         -------------------------------------


From
         ------------------------------------


To
         ------------------------------------

==============================================





==============================================

THE RIEGLE PRESS, INC., FLINT, MICHIGAN

RE-RENTING              (22)  The Tenant hereby agrees that for a period
                commencing 90 days prior to the termination of this lease, the Landlord may show the premises to prospective Tenants, and 60 days prior to the termination of this lease, may display in and about said premises and in the windows thereof, the usual and ordinary "TO RENT" signs.

HOLDING                 (23)  It is hereby agreed that in the event of the
OVER Tenant herein holding over after the termination of this lease, thereafter the tenancy shall be from month to month in the absence of a written agreement to the contrary.

GAS, WATER,             (24)  The Tenant will pay all charges made against
HEAT,           said leased premises for gas, water, heat and electricity
ELECTRICITY     during the continuance of this lease, as the same shall become due.

ADVERTISING             (25)  It is further agreed that all signs and
DISPLAY advertising displayed in and about the premises shall be such only as advertise the business carried on upon said premises, and that the Landlord shall control the character and size thereof, and that no sign shall be displayed excepting such as shall be approved in writing by the Landlord, and that no awning shall be installed or used on the exterior of said building unless approved in writing by the Landlord.

ACCESS TO               (26)  The Landlord shall have the right to enter upon
PREMISES the leased premises at all reasonable hours for the purpose of inspecting the same. If the Landlord deems any repairs necessary he may demand that the Tenant make the same and if the Tenant refuses or neglects forthwith to commence such repairs and complete the same with reasonable dispatch the Landlord may make or cause to be made such repairs and shall not be responsible to the Tenant for any loss or damage that may accrue to his stock or business by reason thereof, and if the Landlord makes or causes to be made such repairs the Tenant agrees that he will forthwith on demand pay to the Landlord the cost thereof with interest at 9% per annum, and if he shall make default in such payment the Landlord shall have the remedies provided in Paragraph 6 hereof.

RE-ENTRY                (27)  In case any rent shall be due and unpaid or if
                default be made in any of the covenants herein contained, or if said leased premises shall be deserted or vacated, then it shall be lawful for the Landlord, his certain attorney, heirs, representatives and assigns, to re-enter into, re-possess the said premises and the Tenant and each and every occupant to remove and put out.

QUIET                   (28)  The Landlord covenants that the said Tenant, on
ENJOYMENT       payment of all the aforesaid installments and performing all the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid.

EXPENSES--              (29)  In the event that the Landlord shall, during the
DAMAGES         period covered by this lease, obtain possession of said
RE-ENTRY        premises by re-entry, summary proceedings, or otherwise, the
                Tenant hereby agrees to pay the Landlord the expense incurred in obtaining possession of said premises, and also all expenses and commissions which may be paid in and about the letting of the same, and all other damages.

REMEDIES                (30)  It is agreed that each and every of the rights,
NOT             remedies and benefits provided by this lease shall be
EXCLUSIVE       cumulative, and shall not be exclusive of any other of said rights, remedies and benefits, or of any other rights, remedies and benefits allowed by law.

WAIVER                  (31)  One or more waivers of any covenant or condition
                by the Landlord shall not be construed as a waiver of a further breach of the same covenant or condition.

DELAY OF                (32)  It is understood that if the Tenant shall be
POSSESSION      unable to enter into and occupy the premises hereby leased at the time above provided, by reason of the said premises not being ready for occupancy, or by reason of the holding over of any previous occupant of said premises, or as a result of any cause or reason beyond the direct control of the Landlord, the Landlord shall not be liable in damages to the Tenant therefor, but during the period the Tenant shall be unable to occupy said premises as hereinbefore provided, the rental therefor shall be abated and the Landlord is to be the sole judge as to when the premises are ready for occupancy.

NOTICES                 (33)  Whenever under this lease a provision is made for
                notice of any kind it shall be deemed sufficient notice and service thereof if such notice to the Tenant is in writing addressed to the Tenant at his last known Post Office address or at the leased premises and deposited in the mail with postage prepaid and if such notice to the Landlord is in writing addressed to the last known Post Office address of the Landlord and deposited in the mail with postage prepaid.
                Notice need be sent to only one Tenant or Landlord where the Tenant or Landlord is more than one person.

                        (34) It is agreed that in this lease the word "he" shall be used as synonymous with the words "she," "it" and "they," and the word "his" synonymous with the words, "her," "its" and "their."

                        (35) The covenants, conditions and agreements made and entered into by the parties hereto are declared binding on their respective heirs, successors, representatives and assigns.

                        (36) In the event security is given, Paragraph 37 on the last page shall be deemed a part of this lease.


                See Rider attached hereto and incorporated herein by reference.



                        TRUTH IN RENTING ACT PROVISIONS:  Landlord and Tenant
                specifically agree that this lease shall not, is not intended, nor shall it be construed, to violate any of the provisions of the Truth in Renting Act. If, however, any provision of this lease does in fact reach any such result, then such provision shall be null and void, but the other provisions of this lease shall continue to remain in full force and effect.

                        The address of the landlord for purposes of notice
                under the Truth in Renting Act and for all other purposes
                is 2500 Executive Hills Drive, Auburn Hills, Michigan  48326

                        IN WITNESS WHEREOF, The parties have hereunto set their
                hands and scale the day and year first above written.

                WITNESSED BY:

                                             Richard J. Nash
                -------------------------    ----------------------------(L.S.)
                                             Richard J. Nash, Lessor

                                             Susanna Nash
                -------------------------    ----------------------------(L.S.)
                                             Susanna Nash, Lessor

                                             Joe Balous
                -------------------------    ----------------------------(L.S.)
                                             Joe Balous, Trustee, Lessor

                                             LDM Industries Inc., Lessee
                -------------------------    ----------------------------(L.S.)

                                          By:   Joe Balous, Chairman
                                             ----------------------------(L.S.)

                    RIDER TO LEASE DATED SEPTEMBER 1, 1996,
                   BETWEEN RICHARD J. NASH, SUSANNA NASH, AND
                     JOE BALOUS, TRUSTEE, AS LANDLORD, AND
                        LDM INDUSTRIES, INC., AS TENANT

     (5) INSURANCE. In addition to the rentals hereinbefore specified, the Tenant agrees to pay as additional rent all premiums for insurance against loss by fire on the premises and on the improvements situated on said premises. The Tenant, at its own cost and expense, shall, at all times during the term of this Lease, maintain insurance against fire, vandalism, malicious mischief, and such other perils as are from time to time included in a standard extended coverage endorsement, covering the premises, and any improvements thereon, in an amount not less than 100% of the appraised value thereof as appraised by the insurance company underwriters. All such policies of insurance shall contain replacement cost riders and shall be made payable to the Tenant, the Landlord, and any mortgagee, as their respective interests may appear. In the event Tenant fails to obtain such insurance, the Landlord shall have the right to obtain said insurance and to bill the Tenant for the full amount paid therefor, which amount shall then become additional rent due on the first day of the following month.

    (13) REPAIRS. The Tenant shall, at all times during the term of this Lease, at its own expense, put and maintain in thorough repair and in good and safe condition, all portions of the leased premises, including, without limitation, all equipment and appurtenances thereto, the roof and outer walls, all plumbing and sewage facilities, fixtures, and the heating, air conditioning, sprinkler and electrical systems, both inside and outside, structural and non-structural, extraordinary and ordinary and whether or not necessitated by wear, tear, obsolescence, or defects, latent or otherwise. In the event Tenant fails to promptly make repairs to the premises, the Landlord shall have the right to make such repairs and to bill the Tenant for the full amount of said repairs, which amount shall then become additional rent due on the first day of the following month.

    (38) TAXES AND ASSESSMENTS. The Tenant, in addition to the fixed rent provided for herein, shall pay on a prorated due date basis all taxes and assessments on the leased property, and on the buildings and improvements thereon, which are assessed during the lease term. All taxes assessed prior to but payable after the effective date of the lease term, and all taxes assessed during the term but payable after the lease term, shall be paid on a prorated due date basis, so that the Landlord shall pay its prorated share for the period prior to and for the period subsequent to the lease term. Special assessments shall be deemed to be payable in equal monthly installments in the amount, including principal and interest, necessary to amortize the amount of the assessment over the term thereof, with interest.

     (39) SUBROGATION. Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility (to the other or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage to the property caused by fire or any of the extended coverage perils, even if such fire or other casualty shall have been caused by the fault or negligence of the other party or anyone for whom such party may be responsible; provided, however, that this clause shall be applicable and in force and effect only with respect to loss or damage occurring during such time as the Landlord's and Tenant's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder. Each of the Landlord and Tenant agrees that its policies will include this clause or endorsement.

     (40) NET LEASE. The parties acknowledge that this Lease Agreement is intended to be a full net lease, the rent to be paid to Landlord by Tenant to be net to Landlord after payment of all taxes, maintenance, repair, utility, and other operational expenses, all of which are to be paid by Tenant in addition to the rent required herein, whether or not all such expenses are specifically listed or described in this Lease Agreement.

     (41) ENTIRE AGREEMENT. This Lease constitutes the entire understanding and agreement among the parties with respect to the subject matter hereof and supersedes all prior leases and other agreements among the parties.


                                        Richard J. Nash
                                        -------------------------------
                                        Richard J. Nash, Lessor

                                        Susanna Nash
                                        -------------------------------
                                        Susanna Nash, Lessor

                                        Joe Balous
                                        -------------------------------
                                        Joe Balous, Trustee, Lessor


                                        -------------------------------
                                        LDM INDUSTRIES INC., Lessee

                                            Joe Balous
                                        By: ---------------------------
                                            JOE BALOUS, Chairman



                                     -2-